PHOENIX ASSET TRUST
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                              September 29, 2006

Dear Shareholder:

    The Board of Trustees of Phoenix Asset Trust ("Asset Trust") has approved the reorganization of Phoenix CA Intermediate Tax-Free Bond Fund ("CA Intermediate") into Phoenix CA Tax-Exempt Bond Fund ("CA Bond"). CA Bond's investment objective and investment strategies are substantially similar and similar, respectively, to those of CA Intermediate. The reorganization is expected to be completed on or about October 6, 2006. Once the reorganization is completed, you will become a shareholder of CA Bond and will receive shares of the corresponding class of CA Bond with an aggregate net asset value equal to the aggregate net asset value of your investment in CA Intermediate. No sales charge will be imposed in connection with the reorganization. CA Intermediate will pay all costs of the reorganization.

    The Board of Trustees of Asset Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of CA Intermediate and its shareholders.

    You are not being asked to vote on, or take any other action in connection with, the reorganization.

    If you have any questions, please call (800) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m. Eastern time.

                                                    Sincerely,

                                                    /s/ Daniel T. Geraci
                                                    Daniel T. Geraci
                                                    President

                            ACQUISITION OF ASSETS OF

                   PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND
                                   a series of
                               PHOENIX ASSET TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                         PHOENIX CA TAX-EXEMPT BOND FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        PROSPECTUS/INFORMATION STATEMENT

                            DATED SEPTEMBER 29, 2006

      This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix CA Intermediate Tax-Free Bond Fund ("CA Intermediate"), a series of Phoenix Asset Trust ("Asset Trust"), into Phoenix CA Tax-Exempt Bond Fund ("CA Bond"). This Prospectus/Information Statement is being mailed on or about October 10, 2006.

      THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

                                     GENERAL

      The Board of Trustees of Asset Trust has approved the reorganization of CA Intermediate into CA Bond. CA Intermediate and CA Bond are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

      In the reorganization, all of the assets of CA Intermediate will be acquired by CA Bond in exchange for Class X shares of CA Bond and the assumption by CA Bond of the liabilities of CA Intermediate (the "Reorganization"). Class X shares of CA Bond will be distributed to each shareholder in liquidation of CA Intermediate, and CA Intermediate will be terminated as a series of Asset Trust. You will then hold that number of full and fractional shares of CA Bond which have an aggregate net asset value equal to the aggregate net asset value of your shares of CA Intermediate.

      CA Intermediate is a separate non-diversified series of Asset Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). CA Bond is a Delaware statutory trust, which is an open-end diversified management investment company registered under the 1940 Act. The investment objective of CA Intermediate is substantially similar to that of CA Bond, as follows:

--------------------------------------------------------------------------------
                  FUND                            INVESTMENT OBJECTIVE
                  ----                            --------------------
---------------------------------------- ---------------------------------------
CA Intermediate                           Seeks investment income exempt from
                                          federal and California state personal
                                          income taxes.

---------------------------------------- ---------------------------------------
CA Bond Seeks to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

--------------------------------------------------------------------------------

      The investment strategies for CA Intermediate are similar to those for CA Bond, but there are some differences. While CA Intermediate will seek to maintain a dollar-weighted average maturity of three to ten years, CA Bond may invest in debt obligations of any maturity. Although both Funds will primarily invest in securities, the income of which is exempt from California state income tax and federal income tax, CA Intermediate will invest primarily in municipal bonds, while CA Bond will invest in municipal bonds, notes and lease obligations and tax-exempt commercial paper. Unlike CA Bond, CA Intermediate is non-diversified.

      This Prospectus/Information Statement explains concisely the information about CA Bond that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------------------
INFORMATION ABOUT CA INTERMEDIATE:        HOW TO OBTAIN THIS INFORMATION:
----------------------------------        -------------------------------
---------------------------------------- ---------------------------------------
Prospectus of Asset Trust relating to     Copies are available upon request and
CA Intermediate, dated May 1, 2006, as    without charge if you:
supplemented

Statement of Additional Information of    o Visit PhoenixFunds.com or
Asset Trust relating to CA Intermediate,    PhoenixInvestments.com on the
dated May 1, 2006, as supplemented          Internet;

Annual Report of Asset Trust relating to  o Write to Phoenix Equity Planning
CA Intermediate for the year ended          Corporation, One American Row, P.O.
December 31, 2005                           Box 150480, Hartford, CT 06115-0480;
                                            or

Semi-Annual Report of Asset Trust         o Call (800) 243-1574 toll-free.
relating to CA Intermediate for
the six months ended June 30, 2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INFORMATION ABOUT CA BOND:                HOW TO OBTAIN THIS INFORMATION:
--------------------------                -------------------------------
---------------------------------------- ---------------------------------------
Prospectus of CA Bond, dated September    Copies are available upon request and
29, 2006, which accompanies this          without charge if you:
Prospectus/Information Statement

Statement of Additional Information of    o Visit PhoenixFunds.com or Phoenix
CA Bond, dated September 29, 2006           Investments.com on the Internet;

                                          o Write to Phoenix Equity Planning
Annual Report of CA Bond for the year       Corporation, One American Row, P.O.
ended April 30, 2006                        Box 150480, Hartford, CT 06115-0480;
                                            or

                                          o Call (800) 243-1574 toll-free.

--------------------------------------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION:     HOW TO OBTAIN THIS INFORMATION:
-------------------------------------     -------------------------------
--------------------------------------------------------------------------------
Statement of Additional Information       Copies are available upon request and
dated September 29, 2006, which relates   without charge if you:
to this Prospectus/Information Statement and the Reorganization
                                          o Write to Phoenix Equity Planning
                                            Corporation, One American Row, P.O.
                                            Box 150480, Hartford, CT 06115-0480;
                                            or

                                          o Call (800) 243-1574 toll-free.

--------------------------------------------------------------------------------

      You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

      Information relating to CA Intermediate contained in the Prospectus of Asset Trust, dated May 1, 2006 (SEC File No. 811-08631), is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information contained in the Prospectus of CA Bond, dated September 29, 2006 (SEC File No. 811-03714), also is incorporated by reference in this document. The Statement of Additional Information dated September 29, 2006 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Asset Trust relating to CA Intermediate for the year ended December 31, 2005 and the six months ended June 30, 2006, financial statements of CA Bond for the year ended April 30, 2006, and pro forma financial statements of CA Bond for the twelve month period ended April 30, 2006, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

      AN INVESTMENT IN CA BOND:

o is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                             Table of Contents                              Page
                             -----------------                              ----

SUMMARY........................................................................6
         Why is the Reorganization occurring?..................................6
         What are the key features of the Reorganization?......................6
         After the Reorganization, what shares of CA Bond will I own?..........6
         How will the Reorganization affect me?................................7
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?................................7
         How do the Funds' investment objectives, principal investment strategies and risks compare?.........................................8
         How do the Funds' fees and expenses compare?.........................10
         How do the Funds' performance records compare?.......................13
         Who will be the Adviser of my Fund after the Reorganization?
         What will the advisory fee be after the Reorganization?..............16
         What will be the primary federal tax consequences of the
         Reorganization?......................................................17
RISKS.........................................................................18
         Are the risk factors for the Funds similar?..........................18
         What are the primary risks of investing in each Fund?................18
         Are there any other risks of investing in each Fund?.................20
INFORMATION ABOUT THE REORGANIZATION..........................................20
         Reasons for the Reorganization.......................................20
         Agreement and Plan of Reorganization.................................21
         Federal Income Tax Consequences......................................23
         Pro Forma Capitalization.............................................24
         Distribution of Shares...............................................24
         Purchase and Redemption Procedures...................................25
         Exchange Privileges..................................................25
         Dividend Policy......................................................25
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...............................26
         Form of Organization.................................................26
         Capitalization.......................................................26
         Shareholder Liability................................................26
         Shareholder Meetings and Voting Rights...............................27
         Liquidation..........................................................28
         Liability and Indemnification of Trustees............................28
         Shareholder Information..............................................28
         Control Persons and Principal Holders of Securities..................29
FINANCIAL STATEMENTS AND EXPERTS..............................................30
LEGAL MATTERS.................................................................30
ADDITIONAL INFORMATION........................................................31
Exhibit A--Form of Agreement and Plan of Reorganization......................A-1

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
               PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

      The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are designed to lower fund expenses. The proposed Reorganization will allow shareholders of CA Intermediate to own a fund that is similar in style, but with a lower fee structure, after contractual expense waivers, and a greater amount of assets. CA Bond has a substantially similar investment objective and similar investment strategies as CA Intermediate, while it has outperformed (as adjusted to reflect Class X shares' fees and expenses) CA Intermediate on a one- and five-year basis, through December 31, 2005. In addition, the total fund expenses, after contractual expense waivers, of CA Bond, assuming the Reorganization is consummated, are expected to be less than those of CA Intermediate. The Reorganization also should create better efficiencies for the portfolio management team.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

      The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of CA Intermediate to CA Bond in exchange for Class X shares of CA Bond;

o the assumption by CA Bond of all of the liabilities of CA Intermediate;

o the liquidation of CA Intermediate by distribution of Class X shares of CA Bond to CA Intermediate's shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

      The Reorganization is expected to be completed on or about October 6, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF CA BOND WILL I OWN?

      You will own Class X shares of CA Bond.

      The new shares you receive will have the same total value as your shares of CA Intermediate, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

      It is anticipated that the Reorganization will benefit you as follows:

o COST SAVINGS: The total operating expenses, after contractual expense waivers, of CA Bond are less than the operating expenses of CA Intermediate. As of April 30, 2006, CA Bond's total operating expense ratio, after contractual expense waivers, for Class A shares as adjusted to reflect Class X shares' fees and expenses, were 0.60% of average daily net assets and CA Intermediate's total operating expense ratios, after contractual expense waivers, as of December 31, 2005, were 0.75% for Class X shares. Both Funds have contractual expense limitations in place with the investment adviser. Without these waivers, CA Bond's total operating expense ratio for Class A, as adjusted, are equal to CA Intermediate's total operating expense ratio for Class X. The contractual expense waivers for CA Intermediate and CA Bond expire on April 30, 2007 and September 30, 2007, respectively.

o OPERATING EFFICIENCIES: Upon the Reorganization of CA Intermediate into CA Bond, operating efficiencies may be achieved by CA Bond because it will have a greater level of assets. As of April 30, 2006, CA Intermediate's net assets were approximately $34.0 million and CA Bond's net assets were approximately $46.4 million.

      After the Reorganization the value of your shares will depend on the performance of CA Bond rather than that of CA Intermediate. The Trustees of each of Asset Trust and CA Bond believe that the Reorganization will benefit both CA Intermediate and CA Bond. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by CA Intermediate.

      Like CA Intermediate, CA Bond will declare dividends daily and pay dividends monthly from net investment income and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class X shares of CA Bond or distributed in cash, if you have so elected.

      The Trustees of Asset Trust, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of CA Intermediate, and that their interests will not be diluted as a result of the Reorganization.

      The Trustees of CA Bond, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act, have also concluded that the Reorganization would be in the best interest of the shareholders of CA Bond, and that their interests will not be diluted as a result of the Reorganization.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

      The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class X shares of CA Bond in the same manner as you did for your shares of CA Intermediate before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

      The investment objective and investment strategies of CA Intermediate are substantially similar and similar, respectively, to those of CA Bond. Each Fund's investment objective is fundamental, and generally may not be changed without shareholder approval. However, no shareholder approval is required where, as here, the investment objective of a merging fund (CA Intermediate) is not materially different from the investment objective of a surviving fund (CA
Bond).

      The following tables summarize a comparison of CA Intermediate and CA Bond with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

--------------------------------------------------------------------------------
                   CA INTERMEDIATE

----------------- --------------------------------------------------------------
Investment         Seeks investment income exempt from federal and California
Objective          state personal income taxes.

----------------- --------------------------------------------------------------
Principal          Under normal circumstances, and as a matter of fundamental
Investment         policy, the Fund invests at least 80% of its assets in
Strategies         California municipal bonds, the income from which is exempt from California state income tax, federal income tax and federal alternative minimum tax.

                   The Fund invests at least 90% of its assets, at time of investment, in investment-grade debt securities. Investment-grade bonds are those rated within the four highest rating categories by nationally recognized statistical rating organizations. At June 30, 2006, the average rating of the Fund's portfolio holdings was AA+.

                   The Fund seeks to maintain a dollar-weighted average maturity of three to ten years. At June 30, 2006, the dollar-weighted average maturity of the Fund was 4.74 years.

                   The Fund is non-diversified.

                   The portion of the Fund's assets not invested in California municipal bonds may be invested in taxable debt securities.

                   The Fund's adviser will deploy a sell discipline that seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   CA BOND

----------------- --------------------------------------------------------------
Investment         Seeks to obtain a high level of current income exempt from
Objective          California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

----------------- --------------------------------------------------------------
Principal          The Fund invests in municipal securities that are tax exempt
Investment         in California.
Strategies
                   Under normal circumstances, and as a matter of fundamental policy, the Fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The term "bonds" includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.

                   Debt obligations may be of any maturity and will be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment, or if unrated, those that the Fund's adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality. At June 30, 2006, the average rating of the Fund's portfolio holdings was AAA.

                   At June 30, 2006, the dollar-weighted average maturity of the Fund was 9.63 years.

                   The Fund is diversified.

                   Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, and the security's coupon rate, call features, maturity and average life.

                   Issuers are selected based on sector, and the geographic opportunity presented by areas and regions that are experiencing economic growth.

                   The portion of the Fund's assets not invested in tax-exempt securities may be invested in taxable fixed income securities.

--------------------------------------------------------------------------------

      The principal risks of investing in CA Bond are similar to those of investing in CA Intermediate. They include:

--------------------------------------------------------------------------------

o Interest rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

o Municipal securities risk - certain municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. In these instances, investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds.

o Concentration risk - a fund that invests its investments in a single state is vulnerable to any development in that state's economy that may weaken or jeopardize the ability of the state's municipal security issuers to pay interest and principal on their debt obligations.

o (CA INTERMEDIATE ONLY) Non-Diversification risk - Because CA Intermediate may invest its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

      CA Intermediate and CA Bond may employ defensive investment strategies when, in the belief of the adviser, adverse market conditions warrant doing so. Under such circumstances, CA Intermediate may invest a portion of its assets in cash or short-term instruments, while CA Bond may hold taxable securities, retain cash or invest part or all of its assets in cash equivalents. These strategies, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

      For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

      The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

      Because CA Intermediate and CA Bond have substantially similar investment objectives and similar investment strategies, it is not anticipated that the securities held by CA Intermediate will be sold in significant amounts in order to comply with the policies and investment practices of CA Bond in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by CA Bond. Such costs are ultimately borne by the Fund's shareholders.

HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

      CA Intermediate currently offers one class of shares (Class X), while CA Bond currently offers two classes of shares (Class A and Class B). Class X shares of CA Bond will first become available no later than the date of the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

      The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The columns and tables entitled "CA Bond (Pro Forma)" show you what fees and expenses are estimated to be assuming the Reorganization takes place.

      The amounts for the shares of CA Intermediate and CA Bond set forth in the following tables and in the examples are based on the expenses for the Class X shares of CA Intermediate and Class A shares of CA Bond, adjusted in the case of CA Bond to reflect Class X shares' fees and expenses, for the twelve month periods ended December 31, 2005 and April 30, 2006, respectively. The amounts for Class X shares of CA Bond (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of CA Bond would have been for the twelve month period ended April 30, 2006, assuming the Reorganization had taken place on May 1, 2005.

      Shareholder Fees (fees paid directly from your investment)
      ----------------------------------------------------------
--------------------------------------------------------------------------------
                               CA                                  CA BOND
                           INTERMEDIATE          CA BOND         (PRO FORMA)
                             CLASS X             CLASS X           CLASS X
                             -------             -------           -------
----------------------- ------------------- ----------------- ------------------
Maximum Sales Charge          None                None              None
(Load) Imposed on
a Purchase (as a
percentage of
offering price)
----------------------- ------------------- ----------------- ------------------
Maximum Deferred Sales        None                None              None
Charge (Load) (as a
percentage of the
lesser of the value
redeemed or the
amount invested)
----------------------- ------------------- ----------------- ------------------
Maximum Sales Charge          None                None              None
(Load) Imposed on
Reinvested Dividends
----------------------- ------------------- ----------------- ------------------
Redemption Fee                None                None              None
----------------------- ------------------- ----------------- ------------------
Exchange Fee                  None                None              None
--------------------------------------------------------------------------------

         Fees and Expenses (as a percentage of average daily net assets)
         ---------------------------------------------------------------
--------------------------------------------------------------------------------
                                CA                                 CA BOND
                           INTERMEDIATE          CA BOND         (PRO FORMA)
                              CLASS X            CLASS X           CLASS X
                              -------            -------           -------
----------------------- ------------------- ----------------- ------------------
Management Fees               0.50%               0.45%             0.45%
----------------------- ------------------- ----------------- ------------------
Distribution and              None                None              None
Shareholder Servicing
(12b-1) Fees
----------------------- ------------------- ----------------- ------------------
Other Expenses                0.53%               0.58%             0.37%
----------------------- ------------------- ----------------- ------------------
Total Annual Fund             1.03%               1.03%             0.82%
Operating Expenses
Before Expense Waiver
----------------------- ------------------- ----------------- ------------------
Expense Waiver               (0.28)%(a)          (0.43)%(b)        (0.22)%(b)
----------------------- ------------------- ----------------- ------------------
Total Annual Fund             0.75%               0.60%             0.60%
Operating Expenses
After Expense Waiver
--------------------------------------------------------------------------------

(a) The Fund's investment adviser has contractually agreed to reimburse the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that such expenses do not exceed 0.75%. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

(b) Contractual arrangement with the Fund's investment adviser to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) through September 30, 2007, so that such expenses do not exceed 0.60%. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

      The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in CA Intermediate versus CA Bond and CA Bond (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all contractual expense waivers remain in effect for the periods indicated only. The examples are for illustration only, and your actual costs may be higher or lower.

      Examples of Fund Expenses

--------------------------------------------------------------------------------
                                       CA INTERMEDIATE
                                       ---------------

                  One Year       Three Years      Five Years       Ten Years
                  --------       -----------      ----------       ---------

Class X             $77             $300             $541           $1,234
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           CA BOND
                                           -------

                  One Year       Three Years      Five Years       Ten Years
                  --------       -----------      ----------       ---------

Class X             $61             $237             $440           $1,026
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     CA BOND (PRO FORMA)
                                     -------------------

                  One Year       Three Years      Five Years       Ten Years
                  --------       -----------      ----------       ---------

Class X             $61             $230             $424            $984
--------------------------------------------------------------------------------

HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

      The following charts show how the Class X shares of CA Intermediate and the Class A shares of CA Bond, as adjusted to reflect Class X shares' fees and expenses, have performed in the past. Class X shares of CA Bond will first become available no later than the date of the Reorganization. Past performance, before and after taxes, is not an indication of future results.

      Year-by-Year Total Return (%)
      -----------------------------

      The charts below show the percentage gain or loss in each full calendar year for the Class X shares of CA Intermediate since inception on October 28, 1996 and for the Class A shares of CA Bond, as adjusted, for the last ten calendar years.

      These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of fund expenses. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                 CA INTERMEDIATE

                                [GRAPHIC OMITTED]

                          1997                    4.3%
                          1998                    4.4%
                          1999                   -0.4%
                          2000                   10.2%
                          2001                    4.3%
                          2002                    6.6%
                          2003                   4.25%
                          2004                   3.04%
                          2005                   1.33%

                         High Quarter: 3rd - 2002 4.10%
                         Low Quarter: 2nd - 2004 -1.88%
           Year-to-date performance (through June 30, 2006) is -0.08%


                                     CA BOND

                                [GRAPHIC OMITTED]

                          1996                   3.05%
                          1997                   8.75%
                          1998                   5.46%
                          1999                  -3.28%
                          2000                  13.83%
                          2001                   3.92%
                          2002                   9.53%
                          2003                   4.58%
                          2004                   4.18%
                          2005                   2.87%

                         High Quarter: 3rd - 2002 6.07%
                         Low Quarter: 2nd - 2004 -2.29%
           Year-to-date performance (through June 30, 2006) is -0.29%

      The next set of tables lists the average annual total return of Class X shares of CA Intermediate for the past one and five-years and since inception (through December 31, 2005) and the average annual total returns of Class A shares of CA Bond for the past one-, five- and ten-years (through December 31, 2005). The after-tax returns shown are for Class X of CA Intermediate and Class A of CA Bond. Average annual total returns for Class X shares of CA Bond, before and after taxes, would have been higher because of the differences in fees and expenses between Class X shares and Class A shares of CA Bond. These tables include fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities and a more narrowly based benchmark that reflects the market sectors in which the respective Fund invests, descriptions of which can be found following the tables. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

          Average Annual Total Return (for the period ended 12/31/2005)
          -------------------------------------------------------------
--------------------------------------------------------------------------------
                                     1 Year          5 Years          Since
                                     Ended            Ended         Inception
CA INTERMEDIATE                     12/31/05         12/31/05      (Class X)(1)
---------------                     --------         --------      ------------
-------------------------------- --------------- ---------------- --------------
Class X shares
-------------------------------- --------------- ---------------- --------------
    Return Before Taxes               1.33%           3.88%           4.08%
-------------------------------- --------------- ---------------- --------------
    Return After Taxes on             1.31%           3.78%           4.03%
    Distributions(2)
-------------------------------- --------------- ---------------- --------------
    Return After Taxes                2.07%           3.87%           4.05%
    on Distributions and
    Sale of Fund
    Shares(2)(3)
-------------------------------- --------------- ---------------- --------------
Lehman Brothers Aggregate             2.43%           5.87%           6.51%
    Bond Index
-------------------------------- --------------- ---------------- --------------
S&P California
   Municipal
   Bond Index                         4.73%           5.71%           5.59%(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     1 Year          5 Years        10 Years
                                     Ended            Ended           Ended
CA BOND                             12/31/05         12/31/05       12/31/05
-------                             --------         --------       --------
--------------------------------------------------------------------------------
Class A shares
-------------------------------- --------------- ---------------- --------------
    Return Before Taxes              -2.49%           3.43%           4.20%
-------------------------------- --------------- ---------------- --------------
    Return After Taxes on            -2.70%           3.15%           3.92%
    Distributions(2)
-------------------------------- --------------- ---------------- --------------
    Return After Taxes on            -0.17%           3.39%           4.07%
    Distributions and Sale of
    Fund Shares(2)(3)
-------------------------------- --------------- ---------------- --------------
Lehman Brothers Aggregate             2.43%           5.87%           6.16%
    Bond Index
-------------------------------- --------------- ---------------- --------------
Lehman Brothers California            4.15%           5.63%           5.81%
    Municipal Bond Index
--------------------------------------------------------------------------------

(1)  Class X shares of CA Intermediate since October 28, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

(4) For periods prior to January 1, 1999, the S&P California Municipal Bond Index is linked to the Lehman Brothers 5-year Bond Index.

                           --------------------------

      The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Lehman Brothers Aggregate Bond Index is calculated on a total-return basis. The S&P California Municipal Bond Index is an index measuring California municipal bonds in the Standard & Poor's Investor tools municipal bond universe. The S&P California Municipal Bond Index is calculated on a total-return basis. The Lehman Brothers California
Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. Each index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

      For a detailed discussion of the manner of calculating total return, please see the Funds' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

      Important information about CA Bond is also contained in management's discussion of CA Bond's performance, which appears in the most recent Annual Report of CA Bond.

WHO WILL BE THE ADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY FEE BE AFTER THE REORGANIZATION?

      Management of the Funds
      -----------------------

      The overall management of CA Intermediate and CA Bond is the responsibility of, and is supervised by, the Boards of Trustees of Asset Trust and CA Bond, respectively.

      Adviser
      -------

      Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser to CA Bond and is responsible for managing CA Bond's investment program, and the general operations and the day-to-day management of CA Bond's portfolio.

      Facts about the Adviser:

--------------------------------------------------------------------------------

 o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

 o The Adviser acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients, with assets under management of approximately $29.4 billion as of June 30, 2006.

 o  The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

--------------------------------------------------------------------------------

      Portfolio Management
      --------------------

      TIMOTHY M. HEANEY, CFA. Mr. Heaney is the Portfolio Manager of CA Bond and as such is primarily responsible for the day-to-day management of CA Bond's portfolio. He has managed CA Bond since September 1997 and previously co-managed CA Bond from March 1996. Mr. Heaney is Managing Director, Fixed Income (since
1997) of the Adviser, and was previously Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1995 to 1996). He served as Investment Analyst of Phoenix Life Insurance Company from 1992 until 1994. Mr. Heaney also manages DTF Tax-Free Income Inc., a closed-end fund.

      Advisory Fees
      -------------

      For its management and supervision of the daily business affairs of CA Bond, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.45% of the first $1 billion of such assets, plus 0.40% of such assets over $1 billion up to $2 billion, plus 0.35% of such assets over $2 billion. The Adviser has contractually agreed to limit CA Bond's total operating expenses (excluding interest, taxes and extraordinary expenses) through September 30, 2007 so that such expenses do not exceed 0.60% for Class X shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

      Prior to or at the completion of the Reorganization, CA Intermediate and CA Bond will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that CA Intermediate and CA Bond each will be a "party to a reorganization," within the meaning of section 368(b) of the Code.

      As a result, for federal income tax purposes, no gain or loss will be recognized by CA Intermediate or its shareholders as a result of receiving shares of CA Bond in connection with the Reorganization. The holding period and aggregate tax basis of the shares of CA Bond that are received by the shareholders of CA Intermediate will be the same as the holding period and aggregate tax basis of the shares of CA Intermediate previously held by such shareholders, provided that such shares of CA Intermediate are held as capital assets. In addition, no gain or loss will be recognized by CA Bond upon the receipt of the assets of CA Intermediate in exchange for shares of CA Bond and the assumption by CA Bond of CA Intermediate's liabilities, and the holding period and tax basis of the assets of CA Intermediate in the hands of CA Bond as a result of the Reorganization will be the same as in the hands of CA Intermediate immediately prior to the Reorganization.

                                      RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

      Yes. The risk factors are similar due to the substantially similar investment objectives and similar investment policies of CA Intermediate and CA Bond. The risks of CA Bond are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

      An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

--------------------------------------------------------------------------------
                             Each of the Funds is subject to INTEREST RATE RISK.

--------------------------- ----------------------------------------------------
CA INTERMEDIATE              Under normal circumstances, the Fund invests at
                             least 80% of its assets in California municipal
                             bonds.
--------------------------- ----------------------------------------------------
CA BOND                      Under normal circumstances, the Fund invests at
                             least 80% of its assets in tax-exempt bonds.
--------------------------------------------------------------------------------

      The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Fund invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

      Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Fund's fixed income investments will affect the volatility of the Fund's share price.

--------------------------------------------------------------------------------
                             Each of the Funds is subject to CREDIT RISK.

--------------------------- ----------------------------------------------------
CA INTERMEDIATE              Under normal circumstances, the Fund invests at
                             least 80% of its assets in California municipal
                             bonds.
--------------------------- ----------------------------------------------------
CA BOND                      Under normal circumstances, the Fund invests at
                             least 80% of its assets in tax-exempt bonds.
--------------------------------------------------------------------------------

      The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Fund invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

--------------------------------------------------------------------------------
                             Each of the Funds is subject to MUNICIPAL
                             SECURITIES RISK.

--------------------------- ----------------------------------------------------
CA INTERMEDIATE              Under normal circumstances, the Fund invests at
                             least 80% of its assets in California municipal
                             bonds.
--------------------------- ----------------------------------------------------
CA BOND                      Under normal circumstances, the Fund invests at
                             least 80% of its assets in bonds, including
                             municipal bonds.
--------------------------------------------------------------------------------

      There are certain risks associated mainly with investments in municipal bond securities. Certain municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. In addition, a Fund may make significant investments in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund's shares to change more than the value of shares of funds that invest in a greater variety of investments. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow them to be tax-exempt. If those requirements are not met, the interest received and distributions to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall.

--------------------------- ----------------------------------------------------
                             Each of the Funds is subject to CONCENTRATION RISK.

--------------------------- ----------------------------------------------------
CA INTERMEDIATE              Under normal circumstances, the Fund invests at
                             least 80% of its assets in California municipal
                             bonds.
--------------------------- ----------------------------------------------------
CA BOND                      Under normal circumstances, the Fund invests at
                             least 80% of its assets in bonds, the income of
                             which is exempt from California state income tax.
--------------------------------------------------------------------------------

      An investment in a Fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states. The Fund may be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California's municipal security issuers to pay interest and principal on their debt obligations. In addition, certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could impair the ability of some California bond issuers to maintain debt service on their obligations or their ability to maintain tax-exempt income. This could negatively affect the Fund's level of income, capital appreciation and liquidity.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

      Unlike CA Bond, CA Intermediate is a non-diversified investment company. Because CA Intermediate may invest its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

      CA Bond may invest in unrated securities. Although these securities must be of comparable quality to the rated securities in which CA Bond may invest, due to their perceived risk, unrated securities may not have as broad a market as rated securities making it more difficult for the Fund to sell unrated securities. In addition, analysis of unrated securities is more complex than for rated securities, making it more difficult for the Fund's adviser to accurately determine the quality of unrated securities. As a result, unrated securities held by CA Bond may involve more risk than the Fund's adviser had predicted.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

      The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. In addition, the proposed Reorganization will allow shareholders of CA Intermediate to own a fund that is similar in style, but with a lower fee structure, after contractual expense waivers, and a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for CA Bond.

      At a special meeting held on July 28, 2006, all of the Trustees of Asset Trust on behalf of CA Intermediate, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of CA Intermediate, and that the interests of existing shareholders of CA Intermediate will not be diluted as a result of the transactions contemplated by the Reorganization.

      Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that CA Bond has a substantially similar investment objective and similar investment strategies as CA Intermediate, while it has outperformed (as adjusted to reflect Class X shares' fees and expenses) CA Intermediate on a one- and five-year basis, through December 31, 2005. In addition, on a pro forma basis after the Reorganization, total operating expenses, after contractual expense waivers, of CA Bond's Class X shares are anticipated to be less than those of CA Intermediate's Class X shares.

      The Trustees considered the relative asset size of each Fund, including the benefits of CA Intermediate joining with a larger entity. As of April 30, 2006, CA Intermediate's net assets were approximately $34.0 million and CA Bond's net assets were approximately $46.4 million.

      In addition, the Trustees considered, among other things:

o  the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the management fee of CA Bond is lower than that of CA Intermediate, and total expenses, after contractual expense waivers, of CA Bond's Class X shares are expected to be lower than those of CA Intermediate's Class X shares;

o the fact that CA Intermediate and CA Bond have substantially similar investment objectives and similar principal investment strategies;

o the fact that CA Intermediate will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o  the fact that CA Bond will assume all of the liabilities of CA Intermediate;

o the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

o alternatives available to shareholders of CA Intermediate, including the ability to redeem their shares.

      During their consideration of the Reorganization, the Trustees of Asset Trust consulted with counsel to the Disinterested Trustees as appropriate.

      After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Asset Trust concluded that the proposed Reorganization would be in the best interests of CA Intermediate and its shareholders. Consequently, they approved the Plan.

      The Trustees of CA Bond have also approved the Plan on behalf of CA Bond.

AGREEMENT AND PLAN OF REORGANIZATION

      The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

      The Plan provides that all of the assets of CA Intermediate will be acquired by CA Bond in exchange for Class X shares of CA Bond and the assumption by CA Bond of all of the liabilities of CA Intermediate on or about October 6, 2006, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, CA Intermediate will endeavor to discharge all of its known liabilities and obligations. CA Intermediate will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

      Prior to the Closing Date, CA Intermediate will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the

Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

      The number of full and fractional shares of CA Bond to be received by the shareholders of CA Intermediate will be determined by dividing the net assets of CA Intermediate by the net asset value of a Class X share of CA Bond. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

      Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of CA Bond, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

      Immediately after the transfer of its assets to CA Bond, CA Intermediate will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of CA Bond received by CA Intermediate. The liquidation and distribution will be accomplished by the establishment of accounts in the names of CA Intermediate's shareholders on the share records of CA Bond or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of CA Bond due to CA Intermediate's shareholders. All issued and outstanding shares of CA Intermediate will be canceled. The shares of CA Bond to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, CA Intermediate will be terminated as a series of Asset Trust.

      The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of CA Intermediate and CA Bond; (b) by either CA Intermediate or CA Bond if the Reorganization has not occurred on or before December 31, 2006, unless such date is extended by mutual agreement of CA Intermediate and CA Bond; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

      If the Reorganization is not consummated, PIC will pay the expenses incurred by CA Intermediate and CA Bond in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by CA Intermediate, CA Bond or their shareholders.

      If the Reorganization is not consummated, the Trustees of Asset Trust will consider other possible courses of action in the best interests of CA Intermediate's shareholders.

FEDERAL INCOME TAX CONSEQUENCES

      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, CA Intermediate and CA Bond will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan will, for federal income tax purposes, qualify as a tax free reorganization described in section 368(a) of the Code, and that CA Intermediate and CA Bond each will be a "party to a reorganization," within the meaning of section 368(b) of the Code.

      As a result:

                 1. No gain or loss will be recognized by CA Bond upon the receipt of the assets of CA Intermediate solely in exchange for the shares of CA Bond and the assumption by CA Bond of the liabilities of CA Intermediate;

                 2. No gain or loss will be recognized by CA Intermediate on the transfer of its assets to CA Bond in exchange for CA Bond's shares and the assumption by CA Bond of the liabilities of CA Intermediate or upon the distribution of CA Bond's shares to CA Intermediate's shareholders in exchange for their shares of CA Intermediate;

                 3. No gain or loss will be recognized by CA Intermediate's shareholders upon the exchange of their shares of CA Intermediate for shares of CA Bond in liquidation of CA Intermediate;

                 4. The aggregate tax basis of the shares of CA Bond received by each shareholder of CA Intermediate pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of CA Intermediate held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of CA Bond received by each shareholder of CA Intermediate will include the period during which the shares of CA Intermediate exchanged therefor were held by such shareholder (provided that the shares of CA Intermediate are held as capital assets on the date of the Reorganization); and

                 5. The tax basis of the assets of CA Intermediate acquired by CA Bond will be the same as the tax basis of such assets to CA Intermediate immediately prior to the Reorganization, and the holding period of such assets in the hands of CA Bond will include the period during which the assets were held by CA Intermediate.

      Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, CA Intermediate would recognize gain or loss on the transfer of its assets to CA Bond and each shareholder of CA Intermediate would recognize a taxable gain or loss equal to the difference between its tax basis in its CA Intermediate's shares and the fair market value of the shares of CA Bond it received.

PRO FORMA CAPITALIZATION

      The following table sets forth the capitalization of CA Intermediate and CA Bond as of April 30, 2006, and the capitalization of CA Bond on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately
0.85 Class X shares of CA Bond for each Class X share of CA Intermediate.

                 CAPITALIZATION OF CA INTERMEDIATE, CA BOND AND
                               CA BOND (PRO FORMA)

-------------------------------------------------------------------------------------------------------
                                                                                         CA BOND
                                                                                    (PRO FORMA) AFTER
                            CA INTERMEDIATE        CA BOND         ADJUSTMENTS        REORGANIZATION
                            ---------------        -------         -----------        --------------
-------------------------- ------------------ ------------------ ----------------- --------------------
Net Assets

Class A                                  ---        $46,214,220                            $46,214,220

Class B                                  ---           $153,631                               $153,631

Class X                          $33,480,075                ---                            $33,480,075

Total Net Assets                 $33,480,075        $46,367,851                            $79,847,926
-------------------------- ------------------ ------------------ ----------------- --------------------
Net Asset Value Per Share

Class A                                  ---             $12.19                                 $12.19

Class B                                  ---             $12.20                                 $12.20

Class X                               $10.40                ---                                 $12.19
-------------------------- ------------------ ------------------ ----------------- --------------------
Shares Outstanding

Class A                                  ---          3,790,804                              3,790,804

Class B                                  ---             12,591                                 12,591

Class X                            3,220,673                ---         (474,410)(a)         2,746,263
-------------------------- ------------------ ------------------ ----------------- --------------------
Total Shares Outstanding           3,220,673          3,803,395         (474,410)            6,549,658
-------------------------------------------------------------------------------------------------------

   (a) Reflects change in shares outstanding due to the issuance of Class X shares of CA Bond in exchange for shares of CA Intermediate based upon the net asset value of the CA Bond's Class A shares at April 30, 2006.

      The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

      PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. CA Intermediate currently offers one class of shares: Class X; CA Bond currently is authorized to issue two classes of shares: Class A and Class B. Class X shares of CA Bond are not currently offered but will first become available no later than the date of the Reorganization. Each class of shares has a separate distribution arrangement and bears its own distribution expenses, if any.

      In the proposed Reorganization, shareholders of CA Intermediate owning Class X shares will receive Class X shares of CA Bond. Class X shares will be offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. Class X shares will not pay a sales charge at any time, and there will be no distribution and services fees applicable to Class X shares.

      In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class X shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to CA Bond.

PURCHASE AND REDEMPTION PROCEDURES

      Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. The minimum initial investment for Class X shares is $250,000, and the minimum subsequent investment for Class X shares is $10,000. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's Prospectus. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

      CA Intermediate and CA Bond currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds.

      Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectuses.

DIVIDEND POLICY

      The Funds distribute net investment income monthly. Both Funds distribute net realized capital gains, if any, at least annually.

      All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectuses for further information concerning dividends and distributions.

      Each Fund has qualified, and CA Bond intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

      CA Intermediate is a non-diversified series of Asset Trust, an open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware statutory trust in May 1996. CA Bond is a diversified open-end management investment company registered with the SEC under the 1940 Act that was originally organized as a Maryland corporation in April 1983 and reorganized as a Delaware statutory trust in August 2000. Asset Trust and CA Bond are governed by their respective Agreements and Declarations of Trust ("Declarations of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. Asset Trust is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Asset Trust consist of CA Intermediate and two other mutual funds.

CAPITALIZATION

      The beneficial interests in Asset Trust and CA Bond are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of each of Asset Trust and CA Bond permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

      Shares of CA Intermediate are offered in one class (Class X); shares of CA Bond are offered in two classes (Class A and Class B). CA Bond will offer Class X shares no later than the date of the Reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

      Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Asset Trust or CA Bond or a shareholder of Asset Trust or CA Bond is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Asset Trust or CA Bond, as the case may be, to liability. To guard against this risk, the Declaration of Trust of each of Asset Trust and CA Bond (a) provides that any written obligation of Asset Trust or CA Bond, as the case may be, may contain a statement that such obligation may only be enforced against the assets of Asset Trust or CA Bond, as the case may be, or the particular series in question and the obligation is not binding upon the shareholders of Asset Trust or CA Bond, as the case may be; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Asset Trust or CA Bond, as the case may be. Accordingly, the risk of a shareholder of Asset Trust or CA Bond incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Asset Trust or CA Bond, as the case may be, itself is unable to meet its obligations. In light of Delaware law, the nature of each of Asset Trust's and CA Bond's business, and the nature of their assets, the risk of personal liability to a shareholder of Asset Trust or CA Bond is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

      Asset Trust, on behalf of CA Intermediate, and CA Bond are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Asset Trust or CA Bond. In addition, each of Asset Trust and CA Bond is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Asset Trust nor CA Bond currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Asset Trust or CA Bond.

      Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of Asset Trust and CA Bond, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Asset Trust or CA Bond may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Asset Trust or CA Bond, as the case may be, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

      Under the Declaration of Trust of each of Asset Trust and CA Bond, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

      The Declaration of Trust of each of Asset Trust and CA Bond provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause Asset Trust or CA Bond, as the case may be, or any series to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof), partnerships, associations, corporations or other business entities;
(2) cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute; (3) cause the Asset Trust or CA Bond to reorganize under the laws of any state or other political subdivision of the United States; and (4) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of each of Asset Trust and CA Bond may also terminate Asset Trust or CA Bond, as the case may be, a series, or a class of shares upon written notice to the shareholders.

LIQUIDATION

      In the event of the liquidation of Asset Trust or CA Bond, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Asset Trust or CA Bond, the Fund or attributable to the class over the liabilities belonging to Asset Trust or CA Bond, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

      Under the Declaration of Trust of each of Asset Trust and CA Bond, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of each of Asset Trust and CA Bond, each Trustee of Asset Trust or CA Bond, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Asset Trust or CA Bond, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Asset Trust or CA Bond, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Asset Trust and CA Bond may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Asset Trust or CA Bond, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

      The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of each of Asset Trust and CA Bond and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware law directly for more complete information.

SHAREHOLDER INFORMATION

      As of August 15, 2006, the total number of shares of CA Intermediate outstanding was as follows:

    ----------------------------------------------------------------------
                                         Number of Shares
                                         ----------------
    ----------------------------------- ----------------------------------
     Class X                             2,956,545.479
    ----------------------------------------------------------------------

      As of August 15, 2006, the officers and Trustees of Asset Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of CA Intermediate.

      As of August 15, 2006, the officers and Trustees of the CA Bond, as a group, owned beneficially or of record less than 1% of the outstanding shares of CA Bond.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of August 15, 2006, the beneficial owners or record owners of more than 5% of the shares of CA Intermediate or CA Bond were as follows:

CA INTERMEDIATE

------------------------------------------------------------------------------------------------------------------
                                                                         % OF CLASS OF           % OF CLASS OF
                                                                            SHARES OF               SHARES OF
                                                         NO. OF         PORTFOLIO BEFORE         PORTFOLIO AFTER
        NAME AND ADDRESS                    CLASS        SHARES          REORGANIZATION          REORGANIZATION
------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO                                  X      1,067,049.660           36.09%                     30.80%
Harley K Sefton TTEE
Donna K Sefton IRREV Trust
U/A 4/29/93
2550 5th Ave Ste 808
San Diego, CA 92103-6624
------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO
Donna K. Sefton TTEE
Donna K. Sefton Trust
U/A 06/14/83                                  X        689,680.232           23.33%                     19.90%
2550 5th Ave Ste 808
San Diego, CA 92103-6624
------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co Inc.
Special Custody Account For
Benefit of Customers
Attn: Mutual Funds                            X       331,063.841            11.20%                      9.55%
101 Montgomery St
San Francisco, CA 94104-4151
------------------------------------------------------------------------------------------------------------------

CA BOND

------------------------------------------------------------------------------------------------------------------
                                                                         % OF CLASS OF           % OF CLASS OF
                                                                            SHARES OF               SHARES OF
                                                         NO. OF         PORTFOLIO BEFORE         PORTFOLIO AFTER
        NAME AND ADDRESS                    CLASS        SHARES          REORGANIZATION          REORGANIZATION
------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc FBO                 Class B      773.170              13.40%                     13.40%
Stanley G Jue and Sonja K Jue TTEE
A/C XXXXXXX0328
One North Jefferson
St Louis, MO 63103
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                         % OF CLASS OF           % OF CLASS OF
                                                                            SHARES OF               SHARES OF
                                                         NO. OF         PORTFOLIO BEFORE         PORTFOLIO AFTER
        NAME AND ADDRESS                    CLASS        SHARES          REORGANIZATION          REORGANIZATION
------------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.
FBO XXXXXXX68-10
1 Metrotech Center North                   Class B     2,824.859             48.97%                     48.97%
Brooklyn, NY 11201-3870
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
House Account
XXXXXXX1250                                Class A    221,759.998             6.16%                      6.16%
Attn: Peter Booth, 7th Floor               Class B      409.854               7.10%                      7.10%
333 West 34th St., 3rd Floor
New York, NY 10001-2402
------------------------------------------------------------------------------------------------------------------
Dean Witter Reynolds Inc Cust
Harold V Bahrke & Carol M Bahrke
P.O. Box 250 Church Street Station         Class B      410.104               7.11%                      7.11%
New York, NY 10008-0250
------------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co
Cust for the SEP IRA of
Jerome A Yurkoski                          Class B      482.993               8.37%                      8.37%
17 Colburn Lane
Littleton, MA 01460-1288
------------------------------------------------------------------------------------------------------------------
UBS Financial Services Inc. FBO
Katherine M Williams
Elizabeth A Hicks JTWROS                   Class B      496.672               8.61%                      8.61%
5104 Glen Verde Drive
Bonita, CA 91902-2626
------------------------------------------------------------------------------------------------------------------


                        FINANCIAL STATEMENTS AND EXPERTS

      The Annual Report of Asset Trust relating to CA Intermediate, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of CA Bond, for the year ended as of April 30, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of CA Bond will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.

                             ADDITIONAL INFORMATION

      Asset Trust and CA Bond are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

September 29, 2006

                                                                       EXHIBIT A



                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of August, 2006, by and between Phoenix CA Tax-Exempt Bond Fund, a Delaware statutory trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301 (the "Acquiring Fund"), and Phoenix Asset Trust, a Delaware statutory trust (the "Selling Trust"), on behalf of the Phoenix CA Intermediate Tax-Free Bond Fund (the "Acquired Fund"), a separate series of the Selling Trust.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      The Acquired Fund is a separate series of the Selling Trust, and the Selling Trust and the Acquiring Fund each is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

      The Board of Trustees of the Acquiring Fund, including a majority of the Trustees who are not "interested persons" of the Acquiring Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

      The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not "interested persons" of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    TRANSACTION

      1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

      1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

      1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

      1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

      1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.    VALUATION

      2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Acquiring Fund's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

      2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Fund's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

      2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

      2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Acquiring Fund.

3.    CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be October 6, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

      3.2 The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund's Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a "securities depository," as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.3 The Selling Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:


      (a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust's Agreement and Declaration of Trust (the "Declaration of Trust") to own all of its assets and to carry on its business as it is now being conducted;

      (b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

      (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound;

      (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

      (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2006 are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (j) Since June 30, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

      (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

      (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

      4.2      The Acquiring Fund represents and warrants as follows:


      (a) The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Fund's Agreement and Declaration of Trust (the "Trust Instrument") to own all of its assets and to carry on its business as it is now being conducted;

      (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Fund's Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

      (f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

      (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

      (h) The audited financial statements of the Acquiring Fund at April 30, 2006 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

      (i) Since April 30, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

      (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

      (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

      (o) The information to be furnished by the Acquiring Fund for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

      5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

      5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.

      5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.7 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund's title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.    COVENANTS OF THE ACQUIRING FUND

      6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

      6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      6.4 The registration statement on Form N-14 (the "Registration Statement") which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

      6.6 The Acquiring Fund shall, through September 30, 2007, limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses), so that such expenses do not exceed 0.60% for Class X Shares.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date; and

      7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

      8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

      8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m.

Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

      8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquiring Fund may not waive the condition set forth in this paragraph 9.4.

10.   BROKERAGE FEES AND EXPENSES

      10.1 The Selling Trust, on behalf of the Acquired Fund, and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      10.2 The expenses relating to the proposed Reorganization will be borne by the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

      10.3 In the event the transactions contemplated by this Agreement are not consummated, then Phoenix Investment Counsel, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1 The Selling Trust and the Acquiring Fund have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

      11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.   WAIVER

      The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Fund may not waive the condition set forth in paragraph 9.4.

14.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Fund.

15.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.

16.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

      16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

      16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Fund property, as provided in the Trust Instrument of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Fund property as provided in the Trust Instrument of the Acquiring Fund.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

Attest:                                    PHOENIX CA TAX-EXEMPT BOND FUND


________________________________           By: _________________________________
By:
Title:                                     Title:


Attest: PHOENIX ASSET TRUST ON BEHALF OF ITS SERIES PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


________________________________           By: _________________________________
By:
Title: Secretary                           Title:




                                           Agreed and accepted as to paragraph
                                           10.3 only:

Attest:                                    PHOENIX INVESTMENT COUNSEL, INC.


________________________________           By: _________________________________
By:
Title:                                     Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                   PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND

                                   a series of

                               PHOENIX ASSET TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                         PHOENIX CA TAX-EXEMPT BOND FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

         This Statement of Additional Information, dated September 29, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix CA Intermediate Tax-Free Bond Fund ("CA Intermediate"), a series of Phoenix Asset Trust ("Asset Trust") to Phoenix CA Tax-Exempt Bond Fund ("CA Bond"), in exchange for Class X shares of beneficial interest, no par value, of CA Bond (to be issued to holders of shares of CA Intermediate), consists of the information set forth below pertaining to CA Intermediate and CA Bond and the following described documents, each of which is incorporated by reference herein with the exception of the pro forma financial statements which are attached hereto:


         (1) The Statement of Additional Information of Asset Trust relating to CA Intermediate, dated May 1, 2006, as supplemented;

         (2) The Statement of Additional Information of CA Bond, dated September 29, 2006;

         (3) Annual Report of Asset Trust relating to CA Intermediate for the year ended December 31, 2005;

         (4)      Annual Report of CA Bond for the year ended April 30, 2006;

         (5) Semi-Annual Report of Asset Trust relating to CA Intermediate for the six months ended June 30, 2006 (to be filed by amendment); and

         (6)      Pro Forma Financial Statements dated as of April 30, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of CA Intermediate and CA Bond dated September 29, 2006. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Asset Trust or CA Bond at the telephone numbers or addresses set forth above.

Phoenix CA Tax-Exempt Bond Fund/Phoenix CA Intermediate Tax-Free Bond Fund Pro Forma Combining Schedule of Investments
April 30, 2006 (Unaudited)

                 Shares or
                 Par Value                                                                          Market Value
------------- -------------- ------------  ---------------------------------------- ------------   ----------------   -------------
               Phoenix CA                                                                             Phoenix CA
 Phoenix CA    Intermediate   Pro Forma                                              Phoenix CA      Intermediate        Pro Forma
 Tax-Exempt     Tax-Free      Combining      DESCRIPTION                             Tax-Exempt        Tax-Free          Combining
 Bond Fund      Bond Fund     Portfolios                                             Bond Fund         Bond Fund         Portfolios
-----------------------------------------  ---------------------------------------- ------------   ----------------   -------------


                                           MUNICIPAL BONDS(d)--98.9%

                                           Alameda Corridor Transportation
                                           Authority Series
                  150,000       150,000    A 5.13%, 10/1/16 (MBIA Insured)                                157,420         157,420
                                           Alameda Corridor Transportation
                                           Authority Series
                  125,000       125,000    A 5.13%, 10/1/17 (MBIA Insured)                                130,898         130,898
                                           Anaheim Public Financing
                                           Authority Series
  2,600,000                   2,600,000    C 6.00%, 9/1/16 (FSA Insured)              2,936,180                         2,936,180
                                           Antelope Valley Union
                                           High School District Series
  1,000,000                   1,000,000    A 5.00%, 2/1/27 (MBIA Insured)             1,030,550                         1,030,550
                                           Brea Olinda Unified School District
                  150,000       150,000    Series A 6.00%, 8/1/15 (FGIC Insured)                          171,238         171,238
                                           California Educational Facilities
                                           Authority Chapman University 5.38%,
                  250,000       250,000    10/1/16 Pre-refunded 10/1/06 @102                              256,812         256,812
                                           California Health Facilities
                                           Financing Authority Series A 5.00%,
                  250,000       250,000    11/15/14                                                       260,503         260,503
    750,000                     750,000    California State 5.00%, 2/1/20               774,240                           774,240
                                           California State 5.50%, 4/1/08
  1,500,000                   1,500,000    (MBIA Insured)                             1,552,965                         1,552,965
                                           California State 5.50%, 4/1/10
                  200,000       200,000    (MBIA Insured)                                                 213,366         213,366
                  825,000       825,000    California State 6.25%, 4/1/08                                 863,907         863,907
                                           California State Department of
                                           Water Resource Power Supply Series
                1,000,000     1,000,000    A 5.25%, 5/1/09 (MBIA Insured)                               1,044,420       1,044,420
                                           California State Department of
                                           Water Resources Series
                  250,000       250,000    T 5.13%, 12/1/12                                               261,138         261,138
                                           California State Department of
                                           Water Resources Series W 5.50%,
                1,000,000     1,000,000    12/1/13 (FSA-CR Insured)                                     1,104,130       1,104,130
                                           California State Economic
                                           Recovery Series C 3.76%, 7/1/23
                  300,000       300,000    (State Insured)                                                300,000         300,000
                                           California State Public Works Board
                  460,000       460,000    5.00%, 11/1/17 (XLCA Insured)                                  482,687         482,687
                                           California State Public Works
                                           Board Department of Mental Health
  1,000,000                   1,000,000    Series A 5.50%, 6/1/16                     1,075,470                         1,075,470
                                           California State Public Works
                  500,000       500,000    Board Series C 5.25%, 11/1/20                                  522,280         522,280
                                           California State Public Works
  1,000,000                   1,000,000    Board Series D 5.00%, 5/1/30               1,017,390                         1,017,390
                                           California State Unrefunded
                   80,000        80,000    Balance - 2001 5.25%, 6/1/16                                    80,894          80,894
                                           City of Pasadena 5.00%, 6/1/17
                  300,000       300,000    (MBIA Insured)                                                 311,766         311,766
                                           City of San Diego Public Facilities
                                           Financial Authority Series A 5.00%,
                  300,000       300,000    5/15/13 (AMBAC Insured)                                        300,249         300,249
                                           Contra Costa County Home Mortgage
                                           Revenue 7.50%, 5/1/14
                  500,000       500,000    (GNMA Collateralized)(b)                                       610,305         610,305
                                           Covina Community Redevelopment
    255,000                     255,000    Agency 8.80%, 1/1/08 (b)                     269,254                           269,254
                                           Cypress Residential Mortgage Revenue
                                           Series B 7.25%, 1/1/12 (Private
                  200,000       200,000    Mortgage Insurance)(b)                                         235,058         235,058
                                           Delta Diablo Sanitation District
                                           Certificates of Participation 0.00%,
  1,070,000                   1,070,000    12/1/16 (MBIA Insured)                       666,193                           666,193
                                           Desert Community College District
                  990,000       990,000    5.00%, 8/1/18 (MBIA Insured)                                 1,045,430       1,045,430
                                           Duarte Redevelopment Agency Single
                                           Family Mortgage Revenue Series A
                  300,000       300,000    6.88%, 11/1/11 (FNMA Collateralized)(b)                        346,482         346,482
                                           East Bay Municipal Utility District
                                           Water System Revenue 5.25%,
                1,035,000     1,035,000    6/1/18 (MBIA Insured)                                        1,095,837       1,095,837
                                           El Dorado Irrigation District
                                           Certificates of Participation Series
                  365,000       365,000    A 5.25%, 3/1/16 (FGIC Insured)                                 389,981         389,981
                                           Fontana Public Financing Authority
                                           Tax Allocation 5.00%, 10/1/29
  1,000,000                   1,000,000    (AMBAC Insured)                            1,024,090                         1,024,090
                                           Gilroy Unified School District 5.00%,
    500,000                     500,000    8/1/27 (FGIC Insured)                        515,275                           515,275
                                           Grossmont Cuyamaca Community College
                  250,000       250,000    Series A 5.00%, 8/1/19 (MBIA Insured)                          260,777         260,777
                                           Huntington Park Redevelopment Agency
                                           Series A 8.00%, 12/1/19 (FHA/VA/PRIV
  2,400,000                   2,400,000    MTGS Insured(b)                            3,330,312                         3,330,312
                                           Irvine Unified School District
                                           Community  Facilities District No.
                1,000,000     1,000,000    86-1 5.50%, 11/1/13 (AMBAC Insured)                          1,045,170       1,045,170
                                           Los Angeles Community Redevelopment
                                           Agency Series A 6.55%, 1/1/27
  1,240,000                   1,240,000    (AMBAC/FHA Insured)                        1,243,112                         1,243,112

Phoenix CA Tax-Exempt Bond Fund/Phoenix CA Intermediate Tax-Free Bond Fund Pro Forma Combining Schedule of Investments
April 30, 2006 (Unaudited)


                 Shares or
                 Par Value                                                                          Market Value
------------- -------------- ------------  ---------------------------------------- ------------   ----------------   -------------
               Phoenix CA                                                                             Phoenix CA
 Phoenix CA    Intermediate   Pro Forma                                              Phoenix CA      Intermediate        Pro Forma
 Tax-Exempt     Tax-Free      Combining      DESCRIPTION                             Tax-Exempt        Tax-Free          Combining
 Bond Fund      Bond Fund     Portfolios                                             Bond Fund         Bond Fund         Portfolios
-----------------------------------------  ---------------------------------------- ------------   ----------------   -------------

                                           Los Angeles County Metropolitan
                                           Transportation Authority Sales Tax
    500,000                     500,000    4.50%, 7/1/32 AMBAC Insured)                 485,740                            485,740
                                           Los Angeles County Public Works
                                           Financing Authority 5.50%, 10/1/12
    530,000                     530,000    (MBIA/IBC Insured                            548,089                            548,089
                                           Los Angeles County Public Works
                                           Financing Authority 5.50%, 10/1/12
                                           Prerefunded 10/1/07 @ 101 (MBIA/IBC
    970,000                     970,000    Insured)                                   1,005,007                          1,005,007
                                           Los Angeles County Public Works
                                           Financing Authority Series A 5.50%,
                  450,000       450,000    10/1/18 (FSA Insured)                                          485,681          485,681
                                           Los Angeles Department of Water & Power
                  300,000       300,000    Series A-A-3 5.25%, 7/1/18                                     300,708          300,708
                                           Los Angeles Harbor Department 7.60%,
    990,000                     990,000    10/1/18 (b)                                1,195,435                          1,195,435
                                           Los Angeles State Building Authority
                                           Department of General Services
                  200,000       200,000    Series A 5.38%, 5/1/06                                         200,000          200,000
                                           Los Angeles Unified School District
                                           Election of 1997 Series E 5.13%,
  1,000,000                   1,000,000    1/1/27 (MBIA Insured)                      1,044,180                          1,044,180
                                           Los Angeles Waste Water System Revenue
                  700,000       700,000    Series B 5.00%, 6/1/14 (FGIC Insured)                          725,648          725,648
                                           Los Angeles Wastewater System Series D
  2,885,000                   2,885,000    4.70%, 11/1/17 (FGIC Insured)              2,885,462                          2,885,462
                                           Los Angeles Water and Power Series A
                  760,000       760,000    A2, 5.00%, 7/1/19                                              792,923          792,923
                                           Lucia Mar Unified School District
                                           Election 2004 Series A 5.00%, 8/1/27
  1,000,000                   1,000,000    Prerefunded 8/1/14 @ 100 (FGIC Insured)    1,073,940                          1,073,940
                                           Menlo Park Community Development Agency
                                           Las Pulgas Community Development
                  250,000       250,000    Project 5.38%, 6/1/16                                          255,335          255,335
                                           Metropolitan Water District of Southern
                  500,000       500,000    California Series B 5.00%, 7/1/13                              533,440          533,440
                                           Metropolitan Water District Southern
                                           California Series A 5.25%, 3/1/11
                  180,000       180,000    (Unrefunded Balance)                                           187,146          187,146
                                           Metropolitan Water District Southern
                                           California Waterworks Series B-3 5.00%,
  1,000,000                   1,000,000    10/1/29 (MBIA Insured)                     1,034,650                          1,034,650
                                           Modesto Waste Water Series A 5.00%,
                  245,000       245,000    11/1/19 (FSA Insured)                                          257,279          257,279
                                           Modesto Wastewater Treatment Facilities
                  735,000       735,000    Revenue 6.00%, 11/1/12 (MBIA Insured)(b)                       828,639          828,639
                                           Mountain View Shoreline Regional Park
                                           Community Series A 5.50%, 8/1/21
                1,000,000     1,000,000    (MBIA Insured)                                               1,024,430        1,024,430
                                           M-S-R Public Power Agency Series D
  2,000,000                   2,000,000    6.75%, 7/1/20 (MBIA Insured) (b)           2,338,460                          2,338,460
                                           Napa Valley Unified School District
                                           Election 2002 5.00%, 8/1/28 (FGIC
  1,000,000                   1,000,000    Insured)                                   1,035,870                          1,035,870
                                           Northern California Power Agency 7.50%,
                                           7/1/23 Prerefunded 7/1/21 @ 100 (AMBAC
    195,000                     195,000    Insured)                                     258,005                            258,005
                                           Northern California Power Agency Public
                                           Power Revenue Hydroelectric Project
                                           No. 1 Series A 5.00%, 7/1/15 (MBIA
                1,000,000     1,000,000    Insured)                                                     1,036,590        1,036,590
                                           Northern California Power Agency
  1,120,000                   1,120,000    Series A 5.20%, 7/1/32 (MBIA Insured)      1,162,269                          1,162,269
                                           Oakland Unified School District Alameda
                                           County School Improvements 5.00%,
                  400,000       400,000    8/1/16 (FSA Insured)                                           415,288          415,288
                                           Ontario Redevelopment Financing
                                           Authority Project No. 1 6.90%, 8/1/10
                   70,000        70,000    (MBIA Insured)                                                  78,660           78,660
                                           Ontario Redevelopment Financing
                                           Authority Project No. 1 Center City &
                  500,000       500,000    Cimarron 5.25%, 8/1/13 (MBIA Insured)                          536,525          536,525
                                           Orange County Recovery Certificates of
                                           Participation Series A 5.80%, 7/1/16
  1,500,000                   1,500,000    Prerefunded 7/1/06 @102 (MBIA Insured)     1,535,190                          1,535,190
                                           Pomona Certificates of Participation
  1,365,000                   1,365,000    5.50%, 6/1/28 (AMBAC Insured)              1,483,359                          1,483,359
                                           Pomona Unified School District Series C
  1,500,000                   1,500,000    5.60%, 8/1/12 (MBIA Insured)(b)            1,651,365                          1,651,365
                                           Port of Oakland California Series I
                1,000,000     1,000,000    5.60%, 11/1/19 (MBIA Insured)                                1,047,360        1,047,360
                                           Puerto Rico Public Finance Corp.
                                           Series A 5.25%, 8/1/30 (AMBAC
                  500,000       500,000    Insured) ('c)                                                  532,290          532,290
                                           Redlands Financing Authority Series A
                1,000,000     1,000,000    5.00%, 9/1/17 (FSA Insured)                                  1,049,460        1,049,460
                                           Riverside County Redevelopment Agency
                                           Jurupa Valley Project Area 5.25%,
                  250,000       250,000    10/1/17 (AMBAC Insured)                                        267,075          267,075


Phoenix CA Tax-Exempt Bond Fund/Phoenix CA Intermediate Tax-Free Bond Fund Pro Forma Combining Schedule of Investments
April 30, 2006 (Unaudited)

                 Shares or
                 Par Value                                                                          Market Value
------------- -------------- ------------  ---------------------------------------- ------------   ----------------   -------------
               Phoenix CA                                                                             Phoenix CA
 Phoenix CA    Intermediate   Pro Forma                                              Phoenix CA      Intermediate        Pro Forma
 Tax-Exempt     Tax-Free      Combining      DESCRIPTION                             Tax-Exempt        Tax-Free          Combining
 Bond Fund      Bond Fund     Portfolios                                             Bond Fund         Bond Fund         Portfolios
-----------------------------------------  ---------------------------------------- ------------   ----------------   -------------

                                           Riverside County Single Family Issue B
    700,000                     700,000    8.63%, 5/1/16 (GNMA Collateralized)(b)       947,275                            947,275
                                           Riverside County Single Family Series A
  4,000,000                   4,000,000    7.80%, 5/1/21 (GNMA Collateralized)(b)     5,396,800                          5,396,800
                                           Sacramento Municipal Utility District
                                           Electricity Revenue Series O 5.25%,
                  500,000       500,000    8/15/10 (MBIA Insured)                                         532,040          532,040
                                           Sacramento Municipal Utility District
                                           Electricity Revenue Series O 5.25%,
                  310,000       310,000    8/15/15 (MBIA Insured)                                         330,246          330,246
                                           Sacramento Municipal Utility District
                                           Electricity Revenue Series O 5.25%,
                  200,000       200,000    8/15/17 (MBIA Insured)                                         212,178          212,178
                                           Sacramento Municipal Utility District
                                           Electricity Revenue Series P 5.25%,
                  500,000       500,000    8/15/17 (FSA Insured)                                          529,225          529,225
                                           San Diego County Certificates of
                                           Participation 5.25%, 11/1/15 (AMBAC
                  960,000       960,000    Insured)                                                     1,022,563        1,022,563
                                           San Diego Redevelopment Agency Series B
  1,000,000                   1,000,000    5.35%, 9/1/24 (AMBAC Insured)              1,054,150                          1,054,150
                                           San Francisco Bay Area Rapid Transit
                  180,000       180,000    Financing Authority 5.25%, 7/1/17                              187,168          187,168
                                           San Francisco City & County Airports
                                           Commission Second Series - Issue 10B
                1,000,000     1,000,000    5.38%, 5/1/17 (MBIA Insured)                                 1,020,000        1,020,000
                                           San Francisco City and County
                                           Educational Facilities Unified School
                  500,000       500,000    District Series B 5.50%, 6/15/12                               520,625          520,625
                                           San Joaquin County General Hospital
                                           Project Certificates of Participation
                  100,000       100,000    5.25%, 9/1/12 (MBIA Insured)                                   105,466          105,466
                                           San Jose Financing Authority Convention
                                           Center Project Series F 5.00%, 9/1/15
                1,000,000     1,000,000    (MBIA Insured)                                               1,041,660        1,041,660
                                           Santa Ana Unified School District
                  400,000       400,000    5.70%, 8/1/22 (FGIC Insured)                                   433,244          433,244
                                           Santa Clara County Financing Authority
                                           Leasing Revenue 7.75%, 11/15/11 (AMBAC
                  400,000       400,000    Insured)                                                       476,196          476,196
                                           Santa Clara Redevelopment Agency Tax
  1,000,000                   1,000,000    Allocation 5.00%, 6/1/22 (MBIA Insured)    1,030,600                          1,030,600
                                           Santa Clara Unified School District
  1,000,000                   1,000,000    5.50%, 7/1/20 (FGIC Insured)               1,074,160                          1,074,160
                                           South Coast Air Quality Management
                1,000,000     1,000,000    District 6.00%, 8/1/11 (AMBAC Insured)                       1,095,190        1,095,190
                                           Southern California Public Power
                                           Authority Series B 5.00%, 7/1/12 (FSA
                  635,000       635,000    Insured)                                                       676,834          676,834
                                           State of California Veterans Bonds
                  895,000       895,000    Series 5.15%, 12/1/14                                          930,925          930,925
                                           Stockton Housing Facilities Revenue
                                           O'Connor Woods Project A 5.60%, 3/20/28
                                           Pre-refunded 9/20/17 @ 100 (GNMA
                  200,000       200,000    Collateralized)                                                201,484          201,484
                                           Sweetwater California Authority Water
                  165,000       165,000    Revenue 5.25%, 4/1/10 (AMBAC Insured)                          170,003          170,003
                                           Truckee Public Financing Authority
                                           Leasing Revenue Series A 5.88%, 11/1/20
                                           Pre-refunded 11/1/08 @ 102 (AMBAC
                  200,000       200,000    Insured)                                                       214,670          214,670
                                           University of California Series A
                  500,000       500,000    5.00%, 5/15/10 (AMBAC Insured)                                 526,055          526,055
                                           University of California Series B
    500,000                     500,000    4.75%, 5/15/38                               492,865                            492,865
                                           Walnut Valley Unified School District
  3,095,000                   3,095,000    Series A 0.00%, 8/1/19 (MBIA Insured)      1,457,559                          1,457,559
                                           Westlands Water District Revenue
                                           Certificates of Participation 5.25%,
                  500,000       500,000    9/1/14 (MBIA Insured)                                          539,370          539,370
                                           Wiseburn School District Series A
                  580,000       580,000    5.00%, 8/1/17 (MBIA Insured)                                   614,754          614,754
                                                                                   ------------     -------------     ------------
                                           TOTAL MUNICIPAL BONDS                     45,625,461        33,425,121       79,050,582
                                                                                   ------------     -------------     ------------
                                           TOTAL LONG TERM INVESTMENTS               45,625,461        33,425,121       79,050,582

                                      -    SHORT-TERM INVESTMENTS(E)--0.2%

    145,000                     145,000    UBS Finance Delaware LLC 4.82%, 5/1/06       145,000                            145,000
                                                                                   ------------     -------------     ------------
                                           TOTAL SHORT-TERM INVESTMENTS                 145,000                 -          145,000
                                      -
                                                                                   ------------     -------------     ------------
                                           TOTAL INVESTMENTS--99.1%                  45,770,461 (a)    33,425,121 (a)   79,195,582
                                                                                   ------------     -------------     ------------
                                           (Identified cost $42,932,016,
                                           $33,505,783 and $76,437,799)

Phoenix CA Tax-Exempt Bond Fund/Phoenix CA Intermediate Tax-Free Bond Fund Pro Forma Combining Schedule of Investments
April 30, 2006 (Unaudited)

                 Shares or
                 Par Value                                                                          Market Value
------------- -------------- ------------  ---------------------------------------- ------------   ----------------   -------------
               Phoenix CA                                                                             Phoenix CA
 Phoenix CA    Intermediate   Pro Forma                                              Phoenix CA      Intermediate        Pro Forma
 Tax-Exempt     Tax-Free      Combining      DESCRIPTION                             Tax-Exempt        Tax-Free          Combining
 Bond Fund      Bond Fund     Portfolios                                             Bond Fund         Bond Fund         Portfolios
-----------------------------------------  ---------------------------------------- ------------   ----------------   -------------


          -                           -    Other assets and liabilities, net--0.9%      597,390            79,954          677,344
                                      -    NET ASSETS--100.0%                        46,367,851        33,505,075       79,872,926
                                                                                    ============    ===============   =============

                                           (a) Federal Income Tax Information: Net
                                               unrealized appreciation of investment
                                               securities is comprised of gross
                                               appreciation of $3,420,794 and gross
                                               depreciation of $663,011 for federal
                                               income tax purposes. At April 30,
                                               2006, the aggregate cost of
                                               securities for federal income tax
                                               purposes was $76,437,799.
                                           (b) Escrowed to maturity.
                                           (c) Variable or step coupon security;
                                               interest rate shown reflects the rate
                                               currently in effect.
                                           (d) At April 30, 2006, the concentration
                                               of the Fund's investments by state or
                                               territory as a percentage of net
                                               assets is as follows: California 98%,
                                               Puerto Rico 1%.
                                           (e) The rate shown is the discount rate.

Phoenix CA Tax-Exempt Bond Fund/Phoenix CA Intermediate Tax-Free Bond Fund Pro Forma Combining Statement of Assets and Liabilities
April 30, 2006 (Unaudited)

                                              ==================   ======================   ===================   ================
                                                  Phoenix CA             Phoenix CA
                                                  Tax-Exempt          Intermediate Tax-                              Pro Forma
                                                  Bond Fund            Free Bond Fund                                 Combining
                                                  (Audited)             (Unaudited)             Adjustments          Portfolios
                                              ==================   ======================   ===================   ================

ASSETS

Investment securities at value, including
(Identified cost $42,932,016 and
$34,080,154, respectively)                     $     45,770,461     $         33,425,121     $                     $   79,195,582

Cash                                                      4,281                   83,877                                   88,158
Receivables
 Interest                                               754,129                  568,540                                1,322,669
 Fund shares sold                                           427                        -                                      427
Prepaid expenses                                         12,942                    4,843                                   17,785
Trustee retainer                                          5,506                    5,652                                   11,158
                                              ------------------   ----------------------   -------------------   ----------------

  Total assets                                       46,547,746               34,088,033                     -         80,635,779
                                              ------------------   ----------------------   -------------------   ----------------

LIABILITIES

Payables

 Fund shares repurchased                                 27,085                  483,035                                  510,120
 Dividend distributions                                  77,696                   58,997                                  136,693
 Professional fee                                        31,843                        -                20,000 (a)         51,843
 Printing fee                                            11,276                        -                 5,000 (a)         16,276
 Distribution and service fees                            9,691                        -                                    9,691
 Transfer agent fee                                       7,448                    2,778                                   10,226
 Financial agent fee                                      5,605                    5,046                                   10,651
 Investment advisory fee                                  4,151                    7,533                                   11,684
Accrued expenses                                          5,100                   25,569                                   30,669
                                              ------------------   ----------------------   -------------------   ----------------

  Total liabilities                                     179,895                  582,958                25,000            787,853
                                              ------------------   ----------------------   -------------------   ----------------

NET ASSETS                                     $     46,367,851     $         33,505,075     $         (25,000)    $   79,847,926
                                              ==================   ======================   ===================   ================


Net Assets Consist of:

Capital paid in on shares of beneficial
interest                                       $     43,377,465     $         33,591,349                           $   76,968,814
Undistributed net investment income (loss)               33,976                   (7,276)              (25,000)    $        1,700
Accumulated net realized gain (loss)                    117,965                    1,664                           $      119,629
Net unrealized appreciation                           2,838,445                  (80,662)                    -          2,757,783
                                              ------------------   ----------------------   -------------------   ----------------

Net Assets                                     $     46,367,851     $         33,505,075     $         (25,000)    $   79,847,926
                                              ==================   ======================   ===================   ================

CLASS A

Shares of beneficial interest outstanding,
no par value, unlimited authorization                 3,790,804                        -                                3,790,804
Net assets                                     $     46,214,220     $                  -                           $   46,214,220

Net asset value per share                                 12.19     $                  -                                    12.19
Offering price per share NAV/(1- 4.75%)                   12.80     $                  -                                    12.80

CLASS B

Shares of beneficial interest outstanding,
no par value, unlimited authorization                    12,591                        -                                   12,591
Net assets                                     $        15,3631     $                  -                           $      153,631

Net asset value and offering price per share              12.20     $                  -                                    12.20

CLASS X

Shares of beneficial interest outstanding                     -                3,220,673              (474,410)         2,746,263
Net assets                                     $              -     $         33,480,075                           $   33,480,075

Net asset value and offering price per share   $              -                    10.40                                    12.19

(a) Cost related to merger, CA Intermediate Tax-Free Bond Fund will bear the expenses incurred by the funds in connection with the reorganization.

                  See Notes to Pro Forma Financial Statements.

Phoenix CA Tax-Exempt Bond Fund/Phoenix CA Intermediate Tax-Free Bond Fund Pro Forma Combining Statement of Operations
 For the year ended April 30, 2006 (Unaudited)

                                              ==================   ======================   ===================     ================
                                                  Phoenix CA             Phoenix CA
                                                  Tax-Exempt          Intermediate Tax-                                Pro Forma
                                                  Bond Fund            Free Bond Fund                                   Combining
                                                  (Audited)             (Unaudited)             Adjustments            Portfolios
                                              ==================   ======================   ===================     ================


INVESTMENT INCOME
Interest                                       $      2,467,170     $          1,564,494     $               -       $    4,031,664
Dividends                                                     -                        -                                          -
Security lending                                              -                        -                                          -
Foreign taxes withheld                                        -                        -                                          -
                                              ------------------   ----------------------   -------------------     ----------------


   Total investment income                            2,467,170                1,564,494                                  4,031,664
                                              ------------------   ----------------------   -------------------     ----------------


EXPENSES
Investment advisory fee                                 226,263                  186,930               (19,156)             394,037
Service fees - Class A                                  125,261                        -                     -              125,261
Distribution and service fees - Class B                   1,761                        -                     -                1,761
Distribution and service fees - Class C                       -                        -                     -                    -
Financial agent fee                                      64,004                   57,117               (52,012)              69,109
Transfer agent                                           48,717                   16,663               (14,704)              50,676
Professional                                             42,220                   32,056               (39,273)              35,003
Printing                                                 34,966                    6,414                (9,958)              31,422
Registration                                             32,151                   20,283                (7,341)              45,093
Trustees                                                 28,974                   29,878               (42,237)              16,615
Custodian                                                10,294                    7,050                (7,500)               9,844
Miscellaneous                                            30,552                   29,354                 7,064               66,970
                                              ------------------   ----------------------   -------------------     ----------------


   Total expenses                                       645,163                  385,745              (185,117) (a)         845,791
   Less expenses reimbursed by investment
   advisor                                             (129,906)                (104,795)               42,810             (191,891)
   Custodian fees paid indirectly                          (906)                    (591)                    -               (1,497)
                                              ------------------   ----------------------   -------------------     ----------------


   Net expenses                                         514,351                  280,359              (142,307)             652,403
                                              ------------------   ----------------------   -------------------     ----------------


NET INVESTMENT INCOME (LOSS)                          1,952,819                1,284,135               142,307            3,379,261


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS

Net realized gain (loss) on securities                  432,035                    1,615                     -              433,650

Net realized gain (loss) on foreign currency                  -                        -                     -                    -

Net realized gain (loss) on swap agreements                   -                        -                     -                    -
Net change in unrealized appreciation
(depreciation) on investments                        (1,974,765)                (979,181)                    -           (2,953,946)

Net change in unrealized appreciation
(depreciation) on foreign currency
transactions.                                                 -                        -                     -                    -
                                                                                                             -
Net gain (loss)  on investments                      (1,542,730)                (977,566)                    -           (2,520,296)
                                              ------------------   ----------------------   -------------------     ----------------


NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                      $        410,089     $            306,569     $         142,307       $      858,965
                                              ==================   ======================   ===================     ================

Adjustments:
(a) Proforma amounts have been calculated using the expenses currently in effect for the surviving series.

                See Notes to Pro Forma Financial Statements.
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PHOENIX CA TAX-EXEMPT BOND FUND/PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
APRIL 30, 2006


1.  BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect of the proposed merger of Phoenix CA Intermediate Tax-Free Bond Fund ("CA Intermediate Tax-Free Bond Fund") into Phoenix CA Tax-Exempt Bond Fund ("CA Tax-Exempt Bond Fund"). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. Under the terms of the Plan of Reorganization the merger provides for the transfer of all of the assets of CA Intermediate Tax-Free Bond Fund ("Merging Fund") to CA Tax-Exempt Bond Fund ("Surviving Fund") and the subsequent liquidation of CA Intermediate Tax-Free Bond Fund. CA Intermediate Tax-Free Bond Fund will bear the expenses incurred by the Funds in connection with the Reorganization. The accounting survivor in the proposed merger will be CA Tax-Exempt Bond Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which CA Tax-Exempt Bond Fund is currently operated.

The pro forma combined statements should be read in conjunction with the historical financial statements of the CA Tax-Exempt Bond Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

CA Tax-Exempt Bond Fund and CA Intermediate Tax-Free Bond Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of CA Tax-Exempt Bond Fund which would have been issued at April 30, 2006 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of April 30, 2006, of CA Intermediate Tax-Free Bond Fund of $33,480,075 and the net asset value of CA Tax-Exempt Bond Fund of $12.19. The Pro Forma Statement of Assets & Liabilities reflects total shares outstanding of the combined fund and the amount of shares to be issued to CA Intermediate Tax-Free Bond Fund shareholders.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on actual expenses of CA Intermediate Tax-Free Bond Fund and CA Tax-Exempt Bond Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Funds based on the fee schedule in effect for CA Tax-Exempt Bond Fund at the combined level of average net assets for the period ended April 30, 2006.

4. PORTFOLIO VALUATION

Debt securities are valued on the basis of broker quotations or valuations provided by pricing services, which utilize information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the trustees.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

5. COMPLIANCE

As of April 30, 2006, all the securities held by the Merging Fund would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

6. FEDERAL INCOME TAX INFORMATION

The Funds do not have capital loss carryovers which may be used to offset future capital gains.